Indebtedness	6 Months Ended
Jun. 30, 2013
Indebtedness [Abstract]
Indebtedness

NOTE 4 – INDEBTEDNESS

2013 Convertible Notes: In the first six months of 2013, we repurchased $72.5 million of aggregate principal amount of 2.50%  convertible senior notes due August 1, 2013 (the “2013 Convertible Notes”). We paid a total of $71.6 million, which consisted of the purchase price of $71.4 million for the 2013 Convertible Notes plus $0.2 million in accrued and unpaid interest, to the holders of the notes. This transaction resulted in a loss of $0.3 million, which was classified as other loss on our Condensed Consolidated Statements of Comprehensive Income. At June 30, 2013, there was $214.4 million aggregate principal amount of 2013 Convertible Notes still outstanding.